Notice of
ANNUAL MEETING OF STOCKHOLDERS
April 23, 1998
and
PROXY STATEMENT


KANSAS CITY LIFE INSURANCE COMPANY
3520 Broadway
Kansas City, Missouri

KANSAS CITY LIFE INSURANCE COMPANY
3520 Broadway
Kansas City, Missouri


NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 23, 1998


    The Annual Meeting of Stockholders of Kansas City Life Insurance Company will be held in the Company's Home Office, 3520 Broadway, Kansas City, Missouri, on April 23, 1998, at 9 a.m., for the following purposes:


            (1)     To elect five (5) directors for three (3) year terms.


            (2) To transact such other business as may properly come before the meeting.


    The close of business at 4:15 p.m., March 16, 1998, has been fixed as the date of record for determining stockholders entitled to vote at the meeting, or any adjournment thereof, and only stockholders of record on said date are entitled to vote at the meeting. The stock transfer books of the Company will remain open. All stockholders are urged to attend the meeting in person or by proxy. If you do not expect to attend the meeting, you are requested by Management to date, fill in, sign and return the enclosed proxy promptly. A postage-paid envelope is enclosed for your convenience. Your attention is directed to the Proxy Statement printed on the following pages.





      /s/  C. John Malacarne                 /s/  W. E. Bixby
           C. John Malacarne                  W. E. Bixby
           Vice President, General Counsel    Vice Chairman of the Board
            and Secretary                      and President





March 30, 1998

KANSAS CITY LIFE INSURANCE COMPANY
Kansas City, Missouri



PROXY STATEMENT


    The enclosed proxy is solicited by and on behalf of the Board of Directors of Kansas City Life Insurance Company (hereinafter called the "Company"), for use in connection with the Annual Meeting of Stockholders on April 23, 1998, at the principal office of the Company, 3520 Broadway, Kansas City, Missouri. The matters to be considered and acted upon at such meeting are (1) to elect five directors for a term of three years, and (2) to transact such other business as may properly come before the meeting or any adjournment thereof. Management does not intend to bring before the meeting any business other than the matters set forth above and knows of no other matters that may be brought before the meeting. However, if any other matters properly come before the meeting, or any adjournment or adjournments thereof, including procedural matters arising during the course thereof, the persons named in the enclosed proxy will vote the proxy according to their judgment on such matters, to the extent such proxies are not limited to the contrary.

     Shares represented at the meeting by properly executed proxies in the accompanying form will be voted at the meeting, and, where the stockholder giving the proxy specifies a choice by means of the ballot space provided in the form of proxy, the shares will be voted in accordance with the specification so made. If no directions are given by the stockholder, the proxy will be voted in the manner specified on the accompanying form of proxy. Any proxy delivered pursuant to this solicitation is revocable by the person executing the proxy at any time before it is exercised.

    The Company has authorized 18,000,000 shares of $2.50 Par Common Stock. As of February 28, 1998, 3,052,238 shares are held as Treasury Stock and 6,196,102 are issued and outstanding. Each outstanding share of stock is entitled to one vote, and stockholders of record as of the close of business on March 16, 1998 shall be the stockholders entitled to vote at the meeting. In election of directors, stockholders have cumulative voting rights under Missouri Law. This means each stockholder has a number of votes determined by multiplying the number of shares he or she is entitled to vote by the number of directors to be elected. This total number of votes may be voted for one nominee or distributed among several nominees.



Condensed Financial Review and Annual Report


    This proxy statement follows the Company's condensed Financial Review for the fiscal year 1997 previously mailed to stockholders in February, 1998. The regular Annual Report for 1997 is enclosed herewith.


Election of Directors


    It is the intention of the persons named in the enclosed proxy form to vote such proxy for the election of nominees for directors, listed hereafter, for the term indicated. If for any reason the nominee shall become unavailable for election, the persons named in the enclosed proxy will vote for such substituted nominee or nominees as are selected by the Board of Directors pursuant to the Company's Bylaws.


                                                               Shares of
                                                               Record and Bene-
                                               Served as a     ficially Owned
                               Principal       Director        as of
        Nominee                Occupation      since           February 28, 1997

The following schedule sets forth the names of the directors nominated by the Board of Directors for three year terms together with certain additional information:

W. E. Bixby                Vice Chairman of               1966     1,153,909
                           the Board and President                    26,373(1)


Jack D. Hayes              Senior Vice President,         1995           600
                           Marketing                                     213(1)


Francis P. Lemery          Senior Vice President,         1985           708
                           and Actuary                                 7,688(1)
                                                                       1,005(2)


Michael J. Ross            Chairman of the                1972           300
                           Board and President,
                           Jefferson Bank & Trust
                           Company
                           St. Louis, Missouri

Elizabeth T. Solberg       Executive Vice President       1997           100
                           and Senior Partner,
                           Fleishman-Hillard, Inc.
                           Kansas City, Missouri


The following schedule sets forth the names of the directors elected on April 18, 1996 for three year terms together with certain additional information:


W. E. Bixby, III           President, Old American        1996       176,124
                           Insurance Company                           2,217(1)
                           Kansas City, Missouri                     174,500(3)
                                                                       4,376(4)

Webb R. Gilmore            Partner, Law                   1990           500(5)
                           Firm of
                           Gilmore & Bell
                           Kansas City, Missouri


Nancy Bixby Hudson         Investor                       1996       165,783
                           Lander, Wyoming


Daryl D. Jensen            Vice Chairman of               1978            24
                           the Board and President                     7,361(1)
                           Sunset Life Insurance
                           Company of America
                           Olympia, Washington

C. John Malacarne          Vice President, General        1991            10
                           Counsel and Secretary                       6,085(1)


                                                               Shares of
                                                               Record and Bene-
                                               Served as a     ficially Owned
                               Principal       Director        as of
                               Occupation      since           February 28, 1998

The following schedule sets forth the names of the directors elected on April 24, 1997 for three year terms together with certain additional information:

J. R. Bixby                Chairman of the                1957     1,483,156(6)
                           Board                                         900(7)


Robert Philip Bixby        Executive Vice President       1985       174,599
                                                                       6,391(1)
                                                                     174,500(3)
                                                                       9,882(8)

Richard L. Finn            Senior Vice President,         1983            12
                           Finance                                     6,664(1)


Warren J. Hunzicker, M.D.  Retired, former                1989           150
                           Medical Director
                           Kansas City, Missouri



Larry Winn, Jr.            Retired, former Representative 1985           166(9)
                           U.S. Congress
                           Prairie Village, Kansas






        (1) Approximate beneficial interest in shares held by the Trustees of Kansas City Life Insurance Company Employee Benefit Plans. Participants may instruct the Trustees how to vote their shares.

        (2) Shares in the Marie Y. Lemery Trust. Mr. Lemery, as Trustee, has voting and investment power.

        (3) Shares in the Walter E. Bixby Descendants Trust. W. E. Bixby, III and Robert Philip Bixby are two of three Trustees who share voting and investment power. Sale of these shares is restricted by the terms of the Trust.

        (4) Shares as to which Mr. W. E. Bixby, III is Custodian for minor niece and nephews under the Missouri Transfers to Minors Law.

        (5) Shares in the Webb R. Gilmore Revocable Trust. Mr. Gilmore, as Trustee, has voting and investment power.

        (6) Shares in the Joseph R. Bixby, Revocable Trust. Mr. Bixby, as Trustee, has voting and investment power.

        (7) Shares owned by the spouse of Mr. J. R. Bixby. Beneficial ownership of these shares is disclaimed.

        (8) Shares as to which Mr. Robert Philip Bixby is Custodian for minor niece and nephews under the Missouri Transfers to Minors Law.

        (9) Shares in the Edward Lawrence Winn, III Living Trust. Mr Winn, as Trustee, has voting and investment power.

Information Regarding Management and Directors

    The table below sets forth, information for the three highest paid officers of the Company, and for each director whose aggregate direct remuneration exceeded $100,000 in 1997. (Base salary, bonuses, estimated retirement benefits and other employee benefits shown for W. E. Bixby, III and Daryl D. Jensen are obligations of subsidiaries Old American and Sunset Life, respectively.)

                                           Benefits Accrued     Estimated Annual
                                          or Set Aside During   Benefits Upon
                                  Aggregate       Year            Retirement
              Principal           Direct      Retire-    Other  Retire- Other
              Occupation or       Remunera-   ment     Employee  ment  Employee
  Name        Employment          tion*       Plan     Benefits  Plan  Benefits2

                                                                       1
J. R. Bixby         Chairman of the   $148,250   **   $***    $ 214,078    ***
                    Board

W. E. Bixby         Vice Chairman of   487,528   **    44,580   310,918  374,976
                    the Board and President

Robert Philip Bixby Executive Vice     298,892   **    28,470   219,708  132,660
                    President

W. E. Bixby, III    President, Old     140,469   **    12,720    93,708    ***
                    American Insurance
                    Company, a subsidiary

Richard L. Finn     Senior Vice        232,140   **    21,216   152,755  151,560
                    President,
                    Finance

Jack D. Hayes     Senior Vice          199,038   **    18,432    50,688  132,930
                  President,
                  Marketing

Daryl D. Jensen   Vice Chairman of     225,140   **    19,320   146,508  138,000
                  the Board and President,
                  Sunset Life Insurance
                  Company of America,
                  a subsidiary

Francis P. Lemery Senior Vice          229,581   **    21,216   161,676  151,560
                  President
                  and Actuary

C. John Malacarne Vice President,      192,810   **    17,760   134,028  126,855
                  General Counsel
                  and Secretary


*The amount reported herein as aggregate direct remuneration includes base salary bonuses, directors' fees, payments from subsidiaries for services as an officer or director, and amounts expended by the Company and reported as taxable income to the officers and directors for the use of Company owned or leased automobiles, Company facilities, tickets to sporting events and insurance made available to them. Certain expenses including medical examinations, business, civic club dues, and tickets to civic events are reimbursed or provided to officers, directors and employees and other fringe benefits which are believed to constitute ordinary and incidental business expenses, which are paid or reimbursed by the Company in the interest of facilitating job performance and minimizing the work-related expenses incurred by such persons, are not included and are not reported as income to them. The Company does not consider such benefits to be excessive or unusual.

**The method of funding is an aggregate method and does not provide annual cost accruals for individual participants.

***None.

1  The amount shown for Estimated Annual Benefits Upon Retirement for
J. R. Bixby are actual benefits.

2 The amounts shown reflect payouts in 1997 under the Company's Long-Term Incentive Plan for the performance period of January 1, 1994 through December 31, 1996. For any participant to receive an award, statutory capital and surplus had to be maintained at a minimum of 9% of assets over the three year period. The Plan award is a percent of salary based on achieving specified levels of GAAP return on equity, with certain adjustments over a three year period.


        By order of the Board of Directors

     /s/  C. John Malacarne
          C. John Malacarne
          Vice President, General Counsel
          and Secretary





March 30, 1998